UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 20, 2017

LIBERTY EXPEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37938	81-1838757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Liberty Expedia Holdings, Inc.’s (the “Company”) annual meeting of stockholders held on June 20, 2017 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect John C. Malone, Stephen M. Brett, Gregg L. Engles, Scott W. Schoelzel and Christopher W. Shean to continue serving as Common Stock Directors of the Company’s board of directors until the 2018 annual meeting of stockholders or their earlier resignation or removal; (2) a proposal to adopt the Liberty Expedia Holdings, Inc. 2016 Omnibus Incentive Plan (the “incentive plan proposal”); (3) a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the definitive proxy statement relating to the Annual Meeting under the heading “Executive Compensation” (the “say-on-pay proposal”); (4) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “say-on-frequency proposal”); and (5) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 (the “auditors ratification proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John C. Malone	38,250,882	13,698,789	4,232,141
Stephen M. Brett	48,976,140	2,973,531	4,232,141
Gregg L. Engles	48,976,659	2,973,012	4,232,141
Scott W. Schoelzel	48,648,773	3,300,898	4,232,141
Christopher W. Shean	50,851,193	1,098,478	4,232,141

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Incentive Plan Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,180,473	17,686,408	1,606,974	4,232,141

Accordingly, the incentive plan proposal was approved.

3. The Say-On-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,864,122	16,893,797	1,715,936	4,232,141

Accordingly, the say-on-pay proposal was approved.

4. The Say-On-Frequency Proposal

Votes for 3 Years	Votes for 2 Years	Votes for 1 Year	Abstentions	Broker Non-Votes
40,513,077	674,314	32,276,037	10,427	4,232,141

Accordingly, the frequency at which future say-on-pay votes will be held is every 3 years.

5. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,952,372	736,703	16,921	0

Accordingly, the auditors ratification proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017

LIBERTY EXPEDIA HOLDINGS, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Chief Financial Officer